UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2009

STERLING BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-20750	74-2175590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Westheimer

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(713) 466-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On December 28, 2009, Sterling Bank, a Texas banking corporation wholly owned by Sterling Bancshares, Inc. (the “Company”), and First Bank, a Missouri state-chartered bank, mutually agreed to terminate the purchase and assumption agreement dated effective August 7, 2009 (the “Agreement”) and the proposed acquisition of certain assets from First Bank. For more information regarding the terminated transaction, please see the Company’s Form 8-K filed with the Securities and Exchange Commission on August 10, 2009. A copy of the Termination of Purchase and Assumption Agreement entered into effective December 28, 2009, by and between Sterling Bank and First Bank is attached hereto as Exhibit 10.1.

According to the terms of the Agreement, Sterling Bancshares and First Bank are permitted to terminate the Agreement by the mutual written consent of both parties, without the incursion of any termination penalties. As of December 28, 2009, regulatory approval for the transaction had not yet been obtained, and as a result, the transaction could not be completed by December 31, 2009, as contemplated by the Agreement. Consequently, Sterling Bancshares and First Bank mutually agreed that it was in the best interest of each company to terminate the Agreement.

A copy of the joint press release issued by the Company and First Banks, Inc., the parent company of First Bank, is attached to this Form 8-K as Exhibit 99.1.

Forward-Looking Statements

Statements contained in this current report on Form 8-K, including Exhibit 99.1, that are not historical fact are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may be characterized as management’s intentions, hopes, beliefs, expectations or predictions of the future. It is important to note that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention, changes in accounting principles, policies or guidelines and legislative and regulatory changes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Termination of Purchase and Assumption Agreement, entered effective December 28, 2009, by and between Sterling Bank and First Bank

99.1	Press Release dated December 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

Sterling Bancshares, Inc.

Date: December 29, 2009	By:	/S/ JAMES W. GOOLSBY, JR.
James W. Goolsby, Jr.
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Termination of Purchase and Assumption Agreement, entered effective December 28, 2009, by and between Sterling Bank and First Bank

99.1	Press Release dated December 28, 2009